Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      For American Leading Companies Trust:
      Legg Mason Capital Management, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
8/97

                                Quarterly Report
                                 June 30, 1997

                                   Legg Mason
                                   Investors
                                  Trust, Inc.


                                American Leading
                                Companies Trust

                                 Balanced Trust


                           Putting Your Future First


                               [Legg Mason Logo]
                                     FUNDS

To Our Shareholders,


   We are pleased to provide you with Legg Mason Investors Trust's combined quarterly report.

   During the quarter ended June 30, 1997 American Leading Companies Trust's Primary Class net asset value increased from $14.74 to $16.34 per share and Balanced Trust's net asset value increased from $10.16 to $11.00 per share.

   American Leading Companies Trust seeks to invest at least three-quarters of its assets in the common stock of large capitalization companies that exhibit the ability to maintain or increase their market share. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities. The Balanced Trust seeks to invest at least 25% of its portfolio in fixed income securities and no more than 75% of its assets in equity securities. Balanced Trust will emphasize investments in dividend paying equity securities.

   Comments on the investment outlook, portfolio structure and performance of each Trust follows this letter.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                                     Sincerely,




                                                     /s/ Edward A. Taber III
                                                     ________________________
                                                     Edward A. Taber, III
                                                     President

August 7, 1997

Portfolio Managers' Comments
American Leading Companies Trust

   At the end of 1996, after the stock market had risen by almost 70% on a cumulative two year basis, we stated that it doesn't get much better than this. Fortunately, we were wrong. It did in the second quarter of 1997. Indeed, essentially everything that could go right for investors did so in the quarter. The economy continued to expand at an acceptable, albeit slower rate than the robust 4.9% pace recorded during the first quarter, inflation remained extremely benign (the Producer Price Index declined for an unprecedented six consecutive months between January and June) and fears that the Fed again would raise short-term interest rates proved to be unfounded, as long rates fell from the 7.10% level recorded at the end of March to 6.79% three months later, and growth in corporate profits remained robust.

   Although the stock market started out slowly in April (the DJIA declined by almost 10% between March 11 and April 11), it roared back by a far stronger 21.3% over the ensuing nine weeks and recorded a 17.1% gain for the quarter. Indeed, the 20% plus gain recorded by the S&P 500 in such a short period marked only the eighth increase of that magnitude in such a condensed period since that index was founded in 1928; all of the previous instances occurred when the market was severely depressed. Moreover, unlike the first quarter when gains were confined primarily to large cap stocks, gains in the most recent quarter were broadly based. The Russell 2000 Index, which tracks the performance of smaller market capitalization stocks, advanced by a healthy 16.2%, while the Nasdaq Composite Index increased by an even more robust 18.0%.

   The level of stock market volatility increased during the quarter as well. Indeed, year-to-date, the S&P 500 has advanced or declined by more than one percentage point in 30% of the trading days of the year. By comparison, the market advanced or declined by a similar amount in only 6% and 15% of the trading days in 1995 and 1996, respectively.

   Unlike the first quarter, when robust portfolio gains were concentrated in the pharmaceutical sector, strong second quarter gains were far more broadly-based and included stocks in the technology (Microsoft +37.8%, IBM +31.3%), household and consumer products (Avon +34.4%, Colgate-Palmolive +31.0%), pharmaceutical (Bristol-Myers Squibb +37.3%, Schering Plough +25.2%) and financial services sectors (Banc One +28.1%). Mattel, which was under pressure in the previous quarter because of disappointing first quarter results, was the Fund's second best performing stock in the second quarter (41.2%), as investors anticipated (correctly, we believe) strong second half earnings gains by that company. First USA, which was the best performing stock in the Fund during the first quarter of the year (22.4%), advanced by an additional 28.1% in the second quarter due to a combination of continued strong fundamental performance by that company and the pending consummation of Banc One's acquisition of First USA at the quarter's end.

   As previously noted, the performance of pharmaceutical stocks in the quarter was spectacular. Indeed, for the first half of the year, the aggregate price appreciation of our pharmaceutical holdings approximated 45%. This outstanding performance reflects the combination of enhanced growth expectations resulting from the recent success or improved prospects of several new drugs and the defensive earnings characteristics generally perceived to exist in the group. While we believe the fundamental prospects for the pharmaceutical industry remain quite favorable, we also believe further near-term price gains will be far more circumscribed.

   EMC Corporation and Amgen were two of our more notable additions to the Fund in the quarter. EMC is the world's leading designer and manufacturer of high performance information storage devices. The market for EMC's products, which the company helped pioneer, is growing in excess of 20% per year as corporate managers increasingly strive to better utilize the vast amounts of information available to them to enhance their corporate decision-making processes. EMC has fully shared in that growth and has maintained a pristine balance sheet in the process. The company's revenues last year approximated $2.3 billion compared with a far smaller $350 million four years earlier and EMC's cash position at year end 1996 exceeded its long-term debt by more than $500 million. We believe EMC will continue to record rapid and highly profitable growth over the next several years and anticipate the company will become an increasingly important factor in the information technology arena.

   The performance of Amgen's shares has significantly lagged that of most major pharmaceutical companies over the past year as growth in Amgen's two major products--Epogen and Neupogen--have slowed and earnings estimates for the company have been reduced. At present, Amgen sells at a below market P/E multiple based on 1998 earnings estimates despite the fact that the company spends 25% of its revenues on R&D, has over $1 billion in cash on its balance sheet, no long-term debt and generates approximately $800 million per year from operations. While Amgen's shares could continue to lag the market near-term, we believe they represent excellent value longer-term and will prove to be a superior longer-term holding.

   Acrophobia is defined as the fear of heights. While we don't suffer from acrophobia, we do have a sense of history. As previously noted, the S&P 500 advanced by an almost unprecedented 70% over the past two years and recorded its strongest back-to-back gain during that period in over 40 years. Moreover, the market advanced by an additional 20% during the first half of 1997 and has continued to rise since then. By comparison, during the entire decade of the 1970s, the S&P 500 advanced by a meager 17.2%, while the DJIA grew by an even more anemic 4.8%.

   Conditions today admittedly are far different than they were in the 1970s. Two decades ago, the economy was in the doldrums, the federal deficit was expanding and inflation was rampant. By comparison, the economy currently is experiencing its seventh year of uninterrupted growth, inflation remains extremely benign, growth in corporate profits continues to exceed general expectations, and the flow of capital into the stock market via the public's purchase of mutual funds continues to provide a firm underpinning to equity prices. Additionally, the enormous reduction in the Federal deficit over the past few years has limited any pressure on interest rates and investors correctly have learned to buy on any market dips.

   We, too, have enjoyed the market's meteoric rise over the past few years; do not foresee any specific events that will cause a meaningful market correction; and are not attempting to be a Cassandra. However, when it doesn't get any better than this, there is room for unpleasant surprises and we believe a little caution is warranted at present. Accordingly, we have become even more vigilant about valuations paid and continue to emphasize companies that we believe possess defensive earnings characteristics, superior growth potential and the ability to successfully weather unexpected economic conditions.


                                                              E. Robert Quasman

July 25, 1997
DJIA 8113.44

Portfolio Managers' Comments
Balanced Trust

   The quarter's returns on the common stock portion of the Legg Mason Balanced Trust were very good--better than 15%. That's the good news. The bad news, if one could call it that, is that this occurred as the Standard & Poor's 500 produced a 17.5% return.

   Money managers today are in a difficult position. During the wonderful market that we have had, most investors want good relative results. Our guess is that, if and when the market generates losses, these investors will want high absolute results. In other words, when there is easy sledding, we better win the race and, when the going gets tough, we'd better not lose any money. Over a complete market cycle, which would include good times as well as bad, value managers generally do win the race. During the last six months, however, we have felt more like the tortoise than the hare.

   The most difficult decision money managers have today, whether they consider themselves to be either growth or value managers, is the dilemma between taking a business risk or an investment risk. For instance, buying an index fund can be an indication that we do not want to take much of a business risk in as much as this is a standard against which we are measured. However, if we feel that the market is overvalued and we either are uninvested or are buying more reasonably priced stocks that might not be an integral part of this index, we would be trying to moderate our investment risk. At Bartlett, we have always opted to reduce the riskiness of our clients' investment posture by buying companies with a strong value portfolio that do not typically fall in the domain of household names such as General Electric or Coca Cola. The key point is that, although these are familiar names, they present undue investment risk given the lofty valuations they have attained. Alternatively, by buying companies with strong balance sheets and strong positions within their industry, but perhaps not the largest companies, we may not get the boost that the most familiar names do in a rip-roaring market. The hardest point to convey to our shareholders is that owning these institutional favorites exclusively would be tantamount to limiting our business risk while shifting all the investment risk onto our clients.

   To more readily grasp the significance of our approach, one need only recall the lesson learned by international investors a few years ago. The EAFE (Europe, Australia, Far East) Index, which is the international equivalent of the S&P 500 Index, had a 48% weighting in Japanese stocks. At the end of the third quarter, 1991, the Japanese stock market was trading for roughly 65x earnings. Since the Japanese market had such a heavy weighting in the EAFE Index, international investors who were judged against this index would mimic the index by investing roughly half of their portfolios in Japanese stocks. The reason being, if they were held to the benchmark of performing in line with the international market, they would want to reduce business risk by mimicking the market. Of course, having 50% exposure to grossly overpriced securities in a Japanese market would present undue investment risk, something that was borne out during the ensuing four year period when this market plummeted. We would tend to avoid situations such as this in a domestic market by paying much more attention to investment risk than to business risk.

   With respect to asset allocation, barring any unusual change in market conditions, we expect to maintain our target asset allocation of 60% equities and 40% fixed income going forward.

Fixed Income

   In the annual report letter to shareholders dated May 9, 1997, we expressed the view that valuations in the bond market had become very attractive as a result of price declines stemming from the pre-emptive strike of the Federal Reserve Board last March. We are pleased to report that our assessment of market conditions has proven to be correct and, over the past quarter, bond yields declined dramatically as market participants became convinced that no further increases in interest rates would be forthcoming anytime soon. Continued reports of low inflation coupled with further progress on the budget front has caused many fixed income managers to reassess their extremely bearish positions of the prior quarter. As a result, during the quarter ended June 30, 1997, the fixed income portion of the Balanced Trust recouped the negative return experienced during the first quarter, posting a return of 2.73% for the quarter and 2.94% for the calendar year-to-date which is slightly above the Fund's fixed income benchmark, the Lehman Intermediate Government/Corporate Bond Index returns of 2.95% and 2.83%, respectively, for the same periods.

   The past three months was an active period for us. During the quarter, we sold certain of the Fund's shorter-term Treasury securities and reinvested the proceeds in selected callable government agency notes and corporate bonds which were selling for very attractive valuations owing to the overly bearish sentiment on short-term rates. We have continued to favor the mortgage market which has been the best performing fixed income asset year-to-date and, as spreads have narrowed to comparatively rich levels, we have elected to take some money off the table. Accordingly, we recently sold certain current coupon Ginnie Mae securities and invested the proceeds in seven-year Treasury Strips which we think are still attractively priced.

   As to where we go from here, as long as economic activity remains relatively contained and inflation remains benign, we can expect the bond market to continue to offer attractive rates of return. Recently, gold prices have plunged to a twelve year low, which is typically more indicative of a disinflationary trend rather than an inflationary trend. In addition, we are seeing very little in the way of price increases. In fact, many products such as computers and automobiles, are actually experiencing price reductions.

   As always, we will continue to monitor markets closely and seek opportunities as they present themselves. Thank you for your continued support.



Woodrow H. Uible, CFA                             Dale H. Rabiner, CFA
Equity Portfolio Manager                          Fixed Income Portfolio Manager

August 4, 1997
DJIA 8198.45

Performance Information
Legg Mason Investors Trust, Inc.

Total Return for One Year and Life of Funds as of June 30, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share plus dividends and any capital gain distributions. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The American Leading Companies Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         The Funds' total returns as of June 30, 1997 were as follows:


                                            American Leading        Balanced
                                             Companies Trust          Trust
--------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                +38.26%               N/A
          Life of Class(dagger)                   +16.54%               N/A

       Cumulative Total Return
        Primary Class:
          One Year                                +38.26%               N/A
          Life of Class(dagger)                   +79.79%              11.14%

        Navigator Class:
          One Year                                  N/A                 N/A
          Life of Class(dagger dagger)            +33.31%               N/A
--------------------------------------------------------------------------------
       (dagger) Primary Class inception dates are:
                American Leading Companies Trust -- September 1, 1993
                Balanced Trust -- October 1, 1996
(dagger dagger) Navigator Class inception dates are:
                American Leading Companies Trust -- October 4, 1996

American Leading Companies Trust

Selected Portfolio Performance*
      Strong Performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1. Pfizer, Inc.                             +42.1%
      2. Mattel, Inc.                             +41.2%
      3. Microsoft Corporation                    +37.8%
      4. Bristol-Myers Squibb Company             +37.3%
      5. Lucent Technologies, Incorporated        +36.6%
      * Securities held for the entire quarter.



Portfolio Changes
      Securities added during the 2nd quarter 1997
--------------------------------------------------------------------------------
      Amgen, Inc.
      EMC Corporation
      RJRNabisco Holdings Corp.
      Raychem Corporation


      Weak Performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1. Rockwell International Corporation         -9.1%
      2. Union Pacific Resources Group, Inc.        -7.0%
      3. Gallaher Group PLC ADR                     -1.1%
      4. Texaco, Incorporated                       -0.7%
      5. Kimberly-Clark Corporation                 +0.1%




Securities sold during the 2nd quarter 1997
--------------------------------------------------------------------------------
      Comsat Corporation
      GTECorporation
      New Holland N.V.

Legg Mason Investors Trust, Inc.

Balanced Trust

Selected Portfolio Performance*
      Strong Performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1. ADT, Ltd.                                +32.0%
      2. Archer-Daniels-Midland Company           +31.5%
      3. Stewart &Stevenson Services, Inc.        +30.0%
      4. Kansas City Southern Industries, Inc.    +29.0%
      5. Martin Marietta Materials, Inc.          +25.7%
      * Securities held for the entire quarter.



Portfolio Changes
      Securities added during the 2nd quarter 1997
--------------------------------------------------------------------------------
      AT&T Corporation
      Century Telephone Enterprises, Inc.
      Cincinnati Bell, Inc.
      Federal Home Loan Mortgage Corporation
        8.14%  9/29/04
      Federal National Mortgage Association
        7.37%  4/1/04
      Federal National Mortgage Association
        8.25%  10/12/04
      First Data Corporation
      General Motors Acceptance Corporation
        5.98%  1/29/99
      Kroger Company
        8.50%  6/15/03
      McDonald's Corporation
      Merrill Lynch & Co., Inc.
        7.05%  4/15/03
      Pitney Bowes, Inc.
      Triton Energy Ltd.
      UnitedStates Treasury Notes
        6.25%  6/30/02


      Weak Performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1. Zilog, Inc.                               -9.5%
      2. Chiquita Brands International, Inc.       -4.1%
      3. United Dominion Realty Trust, Inc.        -3.0%
      4. Southwestern Energy Company               -2.8%
      5. Potash Corporation of Saskatchewan, Inc.  -1.2%



      Securities sold during the 2nd quarter 1997
--------------------------------------------------------------------------------
      Cabot Oil & Gas Corporation
      Government National Mortgage Association
        7.50%   10/15/26
      Time Warner Sr. Notes
        0%      6/22/13
      United States Treasury Notes
        6.75%   5/31/99
      UnitedStates Treasury Notes
        5.875%  8/15/98
      United States Treasury Bonds
        0%      8/15/98
      United States Treasury Bonds
        0%      2/15/99
      United States Treasury Bonds
        0%      8/15/03

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 1997 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                                                        Shares/Par           Value
-------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.3%

      Basic Materials -- 3.1%
      Monsanto Co.                                                                         100             $ 4,306
                                                                                                           -------
      Capital Goods -- 6.2%
      Corning Incorporated                                                                  53               2,948
      Emerson Electric Company                                                              60               3,304
      Rockwell International Corporation                                                    42               2,478
                                                                                                           -------
                                                                                                             8,730
                                                                                                           -------
      Consumer Cyclicals -- 10.4%
      Eastman Kodak Company                                                                 72               5,526
      Mattel, Inc.                                                                         195               6,606
      Waban, Inc.                                                                           80               2,575(A)
                                                                                                           -------
                                                                                                            14,707
                                                                                                           -------
      Consumer Staples -- 15.4%
      Avon Products Inc.                                                                    55               3,881
      CPC International, Inc.                                                               15               1,385
      Colgate-Palmolive Company                                                             40               2,610
      Fortune Brands, Inc.                                                                  48               1,791
      Gallaher Group PLC ADR                                                                38                 701(A)
      Kimberly-Clark Corporation                                                            50               2,487
      Philip Morris Companies Inc.                                                         120               5,325
      Procter & Gamble Company                                                              10               1,412
      RJR Nabisco Holdings Corp.                                                            65               2,145
                                                                                                           -------
                                                                                                            21,737
                                                                                                           -------
      Energy -- 4.9%
      Texaco, Incorporated                                                                  20               2,175
      Union Pacific Resources Group, Inc.                                                   30                 746
      Unocal Corporation                                                                    55               2,135
      Western Atlas, Inc.                                                                   25               1,831(A)
                                                                                                           -------
                                                                                                             6,887
                                                                                                           -------
      Financial Services -- 13.9%
      Banc One Corporation                                                                 120               5,871
      Chase Manhattan Corporation                                                           60               5,824
      J.P. Morgan & Co., Incorporated                                                       15               1,566
      Mellon Bank Corporation                                                               30               1,354
      The PMI Group, Inc.                                                                   55               3,431
      Travelers Group, Inc.                                                                 26               1,640
                                                                                                           -------
                                                                                                            19,686
                                                                                                           -------
      Health Care -- 16.0%
      Aetna, Inc.                                                                           52               5,323
      Amgen, Inc.                                                                           48               2,790(A)
      Bristol-Myers Squibb Company                                                          44               3,564

Legg Mason Investors Trust, Inc.

American Leading Companies Trust

                                                                                        Shares/Par           Value
-------------------------------------------------------------------------------------------------------------------
      Health Care -- Continued
      Conseco Inc.                                                                          82             $ 3,035
      Eli Lilly and Company                                                                 12               1,312
      Pfizer, Inc.                                                                          20               2,390
      Schering-Plough Corporation                                                           88               4,213
                                                                                                           -------
                                                                                                            22,627
                                                                                                           -------
      Technology -- 20.6%
      EMC Corporation                                                                      110               4,290(A)
      Electronic Data Systems Corporation                                                   96               3,936
      Intel Corporation                                                                     33               4,680
      International Business Machines Corporation                                           57               5,141
      KLA Instruments Corporation                                                           90               4,387(A)
      Lucent Technologies, Incorporated                                                     16               1,153
      Microsoft Corporation                                                                 13               1,643(A)
      Raychem Corporation                                                                   52               3,865
                                                                                                           -------
                                                                                                            29,095
                                                                                                           -------
      Telecommunications -- 3.8%
      MCI Communications Corporation                                                       140               5,359
                                                                                                           -------
      Total Common Stocks and Equity Interests   (Identified Cost-- $94,240)                               133,134
      ------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 6.7%

      Lehman Brothers, Inc.
        6.10% dated 6/30/97, to be repurchased at $9,484 on 7/1/97
        (Collateral:  $10,010 Federal Home Loan Mortgage Corporation
        Mortgage-backed securities, 6.5% due 6/1/27, value $10,062)
        (Identified Cost-- $9,483)                                                      $9,483               9,483
      ------------------------------------------------------------------------------------------------------------
      Total Investments-- 101.0%  (Identified Cost-- $103,723)                                             142,617
      Other Assets Less Liabilities-- (1.0%)                                                                (1,353)
                                                                                                           -------

      Net Assets-- 100.0%                                                                                 $141,264
                                                                                                          ========

      Net Asset Value Per Share:
        Primary Class                                                                                      $16.34
                                                                                                           ======
        Navigator Class                                                                                    $16.38
                                                                                                           ======
-----------------------------------------------------------------------------------------------------------------

    (A) Non-income producing

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 1997 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                                        Shares/Par           Value
-------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 59.6%

      Advertising and Media -- 2.9%
      A.H. Belo Corporation                                                                  9             $   370
      Time Warner, Inc.                                                                      5                 261
                                                                                                           -------
                                                                                                               631
                                                                                                           -------
      Aerospace -- 1.7%
      Lockheed Martin Corporation                                                            2                 238
      Raytheon Company                                                                       3                 130
                                                                                                           -------
                                                                                                               368
                                                                                                           -------
      Automotive -- 1.8%
      Ford Motor Company                                                                    11                 404
                                                                                                           -------

      Chemicals -- 2.3%
      Ferro Corporation                                                                      8                 293
      Potash Corporation of Saskatchewan, Inc.                                               3                 202
                                                                                                           -------
                                                                                                               495
                                                                                                           -------
      Computer Services and Systems -- 2.1%
      First Data Corporation                                                                 5                 233
      Pitney Bowes, Inc.                                                                     3                 181
      Zilog, Inc.                                                                            2                  42(A)
                                                                                                           -------
                                                                                                               456
                                                                                                           -------
      Construction and Building Materials -- 1.0%
      Martin Marietta Materials, Inc.                                                        7                 227
                                                                                                           -------

      Electrical Equipment and Electronics -- 1.5%
      Pioneer-Standard Electronics, Inc.                                                    25                 338
                                                                                                           -------

      Energy -- 3.5%
      Phillips Petroleum Company                                                             6                 245
      Southwestern Energy Company                                                           14                 177
      Triton Energy Ltd.                                                                     4                 183(A)
      YPF Sociedad Anonima ADR                                                               5                 166
                                                                                                           -------
                                                                                                               771
                                                                                                           -------
      Finance -- 4.2%
      Fannie Mae                                                                             8                 349
      Salomon, Inc.                                                                          7                 378
      U.S. Trust Corporation                                                                 4                 179
                                                                                                           -------
                                                                                                               906
                                                                                                           -------
      Food, Beverage and Tobacco -- 5.1%
      Archer-Daniels-Midland Company                                                        15                 357
      McDonald's Corporation                                                                 4                 203
      RJR Nabisco Holdings Corp.                                                             3                 109

Legg Mason Investors Trust, Inc.

                                                                                        Shares/Par           Value
-------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- Continued
      Universal Foods Corporation                                                            4               $ 133
      UST, Inc.                                                                             11                 305
                                                                                                           -------
                                                                                                             1,107
                                                                                                           -------
      Insurance and Hospital Management -- 0.6%
      MBIA, Inc.                                                                             1                 130
                                                                                                           -------

      Investment Companies -- 3.3%
      Blackrock North American Government Income Trust, Inc.                                50                 506
      Korea Fund, Inc.                                                                      14                 207
                                                                                                           -------
                                                                                                               713
                                                                                                           -------
      Manufacturing -- 7.1%
      Fleetwood Enterprises, Inc.                                                           12                 346
      Kaydon Corporation                                                                     9                 447
      National Presto Industries, Inc.                                                       2                  65
      Stewart & Stevenson Services, Inc.                                                     1                  26
      UCAR International, Inc.                                                               7                 291(A)
      York International Corporation                                                         8                 373
                                                                                                           -------
                                                                                                             1,548
                                                                                                           -------
      Multi-Industry -- 1.3%
      Loews Corporation                                                                      3                 275
                                                                                                           -------

      Real Estate  -- 2.4%
      Chateau Communities, Inc.                                                             10                 281
      United Dominion Realty Trust, Inc.                                                    17                 241
                                                                                                           -------
                                                                                                               522
                                                                                                           -------
      Retail -- 4.6%
      Federated Department Stores, Inc.                                                      8                 281(A)
      Jostens, Inc.                                                                         14                 375
      Toys "R" Us, Inc.                                                                     10                 350(A)
                                                                                                           -------
                                                                                                             1,006
                                                                                                           -------
      Savings and Loan -- 1.5%
      Washington Federal, Inc.                                                              13                 322
                                                                                                           -------

      Services -- 1.6%
      ADT, Ltd.                                                                             11                 350(A)
                                                                                                           -------

      Telecommunications -- 2.3%
      Ameritech Corporation                                                                 N.M.                20
      AT&T Corporation                                                                       6                 193
      Century Telephone Enterprises, Inc.                                                    7                 235
      Cincinnati Bell, Inc.                                                                  2                  63
                                                                                                           -------
                                                                                                               511
                                                                                                           -------

                                                                Rate          Maturity Date     Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Transportation -- 5.0%
      AMR Corporation                                                                                3               $ 287(A)
      GATX Corporation                                                                               5                 283
      Kansas City Southern Industries, Inc.                                                          8                 528
                                                                                                                    ------
                                                                                                                     1,098
                                                                                                                    ------
      Utilities -- 3.8%
      KU Energy Corporation                                                                          7                 246
      NIPSCO Industries, Inc.                                                                        4                 145
      TNP Enterprises, Inc.                                                                         13                 290
      Western Resources, Inc.                                                                        5                 146
                                                                                                                    ------
                                                                                                                       827
                                                                                                                    ------
      Total Common Stocks and Equity Interests  (Identified Cost-- $11,629)                                         13,005
      --------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 1.0%
      Chiquita Brands International, Inc., 3.75%, Series B  (Identified Cost-- $235)                 4                 232
      --------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 7.5%
      General Motors Acceptance Corporation                   5.977%           1/29/99          $  800                 803(C)
      Kroger Company                                          8.50%            6/15/03             400                 417(B)
      Merrill Lynch & Co., Inc.                               7.05%            4/15/03             425                 421(B)
                                                                                                                    ------
Total Corporate Bonds and Notes  (Identified Cost-- $1,639)                                                          1,641
      --------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 28.4%
      Treasury Notes/Strips -- 13.6%
      United States Treasury Notes                            7.125%           2/29/00             750                 766
      United States Treasury Notes                            6.50%            5/31/01             250                 251
      United States Treasury Notes                            6.25%            6/30/02             200                 199
      United States Treasury Bonds                            0%               8/15/99             600                 528(B)
      United States Treasury Bonds                            0%               5/15/04             800                 515(B)
      United States Treasury Bonds                            0%               11/15/04          1,150                 715(B)
                                                                                                                    ------
                                                                                                                     2,974
                                                                                                                    ------


Legg Mason Investors Trust, Inc.

                                                                Rate        Maturity Date       Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Mortgage-backed Securities -- 14.8%
      Federal Home Loan Mortgage Corporation                   8.14%     9/29/04                  $350              $  360
      Federal Home Loan Mortgage Corporation                   6.50%     1/1/26-5/1/26             514                 493
      Federal Home Loan Mortgage Corporation                   6%        3/1/26                     98                  91
      Federal National Mortgage Association                    7.37%     4/1/04                    300                 301
      Federal National Mortgage Association                    8.25%     10/12/04                  400                 412
      Federal National Mortgage Association                    6%        1/1/27                    600                 558
      Government National Mortgage Association                 7%        3/15/26-4/15/26           267                 263
      Government National Mortgage Association                 8%        4/15/26-11/15/26          734                 752
                                                                                                                    ------
                                                                                                                     3,230
                                                                                                                    ------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $6,213)                                       6,204
      --------------------------------------------------------------------------------------------------------------------
Commercial Paper -- 2.8%
      Associates Corporation of North America
        (Identified Cost-- $600)                               6.10%     7/1/97                    600                 600
      --------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.3%  (Identified Cost-- $20,316)                                                        21,682
      Other Assets Less Liabilities-- 0.7%                                                                             146
                                                                                                                    ------

      Net Assets-- 100.0%                                                                                          $21,828
                                                                                                                   =======
      Net Asset Value Per Share                                                                                     $11.00
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

   (A) Non-income producing
   (B) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.
   (C) The rate of interest is tied to the London Interbank Offered Rate (LIBOR) and the coupon rate shown is the rate as of June 30, 1997.
   N.M. Not meaningful

                           Legg Mason Family of Funds


Equity Funds

Legg Mason Balanced Trust
Growth and Income--An equity mutual fund which seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason Total Return Trust
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

Legg Mason American Leading Companies Trust
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

Legg Mason Value Trust
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

Legg Mason Special Investment Trust
Aggressive Growth--An equity mutual fund which seeks capital appreciation. It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.

 Global Funds*

Legg Mason Emerging Markets Trust
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.

Legg Mason International Equity Trust
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.

Legg Mason Global Government Trust
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.(dagger)

 Taxable Bond Funds

Legg Mason U.S. Government Intermediate-Term Portfolio
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

Legg Mason Investment Grade Income Portfolio
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

Legg Mason High Yield Portfolio
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.

 Tax-Free Bond Funds(dagger)

Legg Mason Tax-Free Intermediate-Term Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.

Legg Mason Maryland Tax-Free Income Trust
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.

Legg Mason Pennsylvania Tax-Free Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.

 Money Market Funds(dagger dagger)

Legg Mason U.S. Government Money Market Portfolio
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.

Legg Mason Cash Reserve Trust
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.

Legg Mason Tax Exempt Trust
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.

              * Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.
       (dagger) Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.
(dagger dagger) An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read the prospectus carefully before investing or sending money.